                                                                    EXHIBIT 21.1

                      Business Qualification Jurisdictions

*State of domestication


CLASSIC COMMUNICATIONS, INC.                      BLACK CREEK COMMUNICATIONS, L.P.
         Delaware*                                         Delaware*
         Texas                                             Kansas
                                                           Missouri
CLASSIC CABLE, INC.                                        Oklahoma
         Delaware*                                         Texas
         Texas
                                                  CALLCOM 24, INC.
CLASSIC CABLE HOLDING, INC.                                Texas*
         Delaware*
                                                  CORRECTIONAL CABLE TV, INC.
CLASSIC TELEPHONE, INC                                     California
         Delaware*                                         Colorado
         Kansas                                            Illinois
                                                           Indiana
UNIVERSAL CABLE HOLDINGS, INC.                             Kentucky
         Arkansas                                          Louisiana
         Colorado                                          Michigan
         Delaware*                                         Minnesota
         Kansas                                            Missouri
         Louisiana                                         Nevada
         Missouri                                          North Carolina
         Nebraska                                          Ohio
         New Mexico                                        Oklahoma
         Ohio                                              Tennessee
         Oklahoma                                          Texas*
         Texas                                             Virginia
                                                           Washington
UNIVERSAL CABLE COMMUNICATIONS, INC.                       West Virginia
         Delaware*
                                                   FRIENDSHIP CABLE OF TEXAS, INC.
UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.                   Louisiana
         Delaware*                                         Texas*

UNIVERSAL CABLE MIDWEST, INC.                      FRIENDSHIP CABLE OF ARKANSAS, INC.
         Delaware*                                         Arkansas
                                                           Louisiana
WT ACQUISITION CORPORATION                                 Missouri
         Arkansas                                          Texas*
         Missouri
         Delaware*
         Oklahoma
         Texas

W.K. COMMUNICATIONS, INC.
         Kansas*
         Missouri

TELEVISION ENTERPRISES, INC.
         Texas*

BLACK CREEK MANAGEMENT, L.L.C.
         Delaware*

CLASSIC NETWORK TRANSMISSION, L.L.C.
         Delaware*
         Texas













Last Revised 2/4/00 (2)